UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2015

Citigroup Commercial Mortgage Trust 2015-GC33

(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Rialto Mortgage Finance, LLC

KGS-Alpha Real Estate Capital Markets, LLC

RAIT Funding, LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-11	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B, Class PEZ, Class C, Class D and Class X-D Certificates (collectively, the “Public Certificates”) and (ii) the Class E, Class F, Class G, Class H and Class R (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $879,413,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co”) and Drexel Hamilton, LLC (“Drexel”, and together with Citigroup and GS&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 14, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Drexel is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated September 14, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $79,076,233, were sold to Citigroup, GS&Co., Morgan Stanley & Co. LLC (“MS&Co.”) and Drexel (collectively with Citigroup, GS&Co. and MS&Co., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 15, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC33 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 92 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2015 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2015 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, (iv) KGS-Alpha Real Estate Capital Markets, LLC (“KGS”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2015 (the “KGS Mortgage Loan Purchase Agreement”), between the Depositor and KGS and (v) RAIT Funding, LLC (“RAIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of September 1, 2015 (the “RAIT Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan

Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement and the KGS Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RAIT.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Somerset Park Apartments (the “Somerset Park Apartments Mortgage Loan”) is part of a loan combination (the “Somerset Park Apartments Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and four pari passu companion loans (each, a “Somerset Park Apartments companion loan”) that are held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. With respect to the Somerset Park Apartments Loan Combination, (i) the Somerset Park Apartments companion loans, evidenced by the controlling promissory notes A-1-1 and A-2-1, are part of a mortgage pool backing the Wells Fargo Commercial Mortgage Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30 (the “WFCM 2015-C30 certificates”), and (ii) the Somerset Park Apartments Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015 (the “WFCM 2015-GC30 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “WFCM 2015-GC30 Master Servicer”), CWCapital Asset Management, LLC, as general special servicer (the “WFCM 2015-GC30 Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee (the “WFCM 2015-GC30 Trustee”). The WFCM 2015-GC30 Master Servicer and the WFCM 2015-GC30 Special Servicer are responsible for servicing the Somerset Park Apartments Mortgage Loan and administering the related mortgaged property, and the WFCM 2015-GC30 Trustee is the mortgagee of record with respect to the Somerset Park Apartments Mortgage Loan.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as The Decoration & Design Building (“The Decoration & Design Building Mortgage Loan”) is part of a loan combination (“The Decoration & Design Building Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (“The Decoration & Design Building companion loan”) that is held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. With respect to The Decoration & Design Building Loan Combination, (i) The Decoration & Design Building companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1 (the “CGCMT 2015-P1 certificates”), (ii) The Decoration & Design Building Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015 (the “CGCMT 2015-P1 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “CGCMT 2015-P1 Master Servicer”), LNR Partners, LLC, as special servicer (the “CGCMT 2015-P1 Special Servicer”), Deutsche Bank Trust Company Americas, as trustee (the “CGCMT 2015-P1 Trustee”), Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor. The CGCMT 2015-P1 Master Servicer and the CGCMT 2015-P1 Special Servicer are responsible for servicing The Decoration & Design Building Mortgage Loan and administering the related mortgaged property, and the CGCMT 2015-P1 Trustee is the mortgagee of record with respect to The Decoration & Design Building Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, Rialto, KGS and RAIT. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,152,833, were approximately $972,632,975. Of the expenses paid by the Depositor, approximately $335,768 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,717,065 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated September 14, 2015 to the Prospectus, dated January 16, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the WFCM 2015-GC30 PSA, the CGCMT 2015-P1 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of September 14, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015 (included as part of Exhibit 5).

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2015-GC33 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of September 14, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Drexel Hamilton, LLC, as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)

4.2	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-GC30 certificates, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.	(E)

4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-P1 certificates, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)

5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015.	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015 (included as part of Exhibit 5).	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Citigroup Global Markets	(E)

Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

10.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.3	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.4	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.5	Mortgage Loan Purchase Agreement, dated as of September 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 29, 2015 (included as part of Exhibit 5).	(E)